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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington,  D.C.  20549


                               FORM  8 - K

                             CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of
                   the Securities Exchange Act of 1934


                 Date of Report (Date of earliest event
                        reported): July 13, 1995

                   THE BANK OF NEW YORK COMPANY, INC.
                   ----------------------------------
         (exact name of registrant as specified in its charter)


                                NEW YORK
                                --------
             (State or other jurisdiction of incorporation)



                   1-6152                   13-2614959
                   ------                   ----------
       (Commission file number)      (I.R.S. employer identification
                                           number)




        48 Wall Street, New York, NY       10286
        ----------------------------       -----
        (Address of principal executive    (Zip code)
           offices)






                  212 - 495 - 1784
                  ----------------
         (Registrant's telephone number,
              including area code)


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ITEM 5.   Other Events
          ------------
          Second Quarter Financial Results
          --------------------------------
          On July 13, 1995 The Bank of New York
          Company, Inc. (the "Company") issued a press release containing unaudited interim financial information and accompanying discussion for the second quarter of 1995. Exhibit 99 is a copy of such press release and is incorporated herein by reference.


ITEM 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits
          -----------------------------------------------------
          (c)  Exhibit        Description
               -------        -----------
                99       Unaudited interim financial
                         information and accompanying
                         discussion for the second quarter
                         of 1995 contained in the press
                         release dated July 13, 1995, of The
                         Bank of New York Company, Inc.


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                             SIGNATURE
                             ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 13, 1995

                         THE BANK OF NEW YORK COMPANY, INC.
                         (Registrant)


                       By:     /s/ Robert E. Keilman
                              ------------------------
                     Name:     Robert E. Keilman
                    Title:     Comptroller

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                  EXHIBIT INDEX



Exhibit No.     Description

    99          Unaudited interim financial
                information and accompanying
                discussion for the second quarter
                of 1995 contained in the press
                release dated July 13, 1995, of The
                Bank of New York Company, Inc.